EXHIBIT 10.7

AMENDMENT NO. 1

TO THE

M&T BANK CORPORATION SUPPLEMENTAL RETIREMENT  SAVINGS  PLAN

(January 1, 2013 Restatement)

Manufacturers and Traders Trust Company (“Company”) hereby adopts this Amendment No. I to the M&T Bank Corporation Supplemental Retirement Savings Plan (January I, 2013 Restatement) (“SRSP”).

WITNESSETH

WHEREAS, under Section 8.1, the Company may amend the SRSP; and WHEREAS, the Company wishes to amend the SRSP to allow participants to change their election of the form of distribution of their Post-2004 Account Balance; and

WHEREAS, nothing in this Amendment applies to payment of the Participant's Grandfathered Account Balance.

NOW, THEREFORE, the SRSP is amended as follows, effective for election changes made after the date this Amendment is signed.

FIRST AND ONLY CHANGE

A new Section 3.3(d) is added to read as follows:

“(d)Notwithstanding subsection (c), a Participant who elected (or is deemed to have elected) to have any portion of his Post-2004 Account Balance paid as a lump sum may change that election to have such portion of his Post- 2004 Account Balance paid in annual installments over 5 or 10 years, subject to the following:

(I)The election change must be made at least one year before the lump sum is scheduled to be paid.

(2)The election change is void and does not take effect if the Participant has a Separation from Service within one year after the election change is made.

(3)Installment payments will begin five years after the lump sum was scheduled to be paid.

(4)Election changes may be revoked, and the lump sum election reinstated, at any time within one year after the election change is made. After that one year period has elapsed, the lump sum election cannot be reinstated and the installment payment election becomes irrevocable.”

IN WITNESS WHEREOF, Manufacturers and Traders Trust Company has caused this Amendment No. 1 to be executed by its duly authorized officer.

WITNESS:MANUFACTURERS AND TRADERS

TRUST COMPANY

/s/  Joseph RizzutoBy:    /s/ Ann Marie Odrobina

Group Vice President

Date: April 19, 2016